Exhibit 10

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	9
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0064		See Block 16C	N/A.
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended.      is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor is not. is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number:    33-0903395
DUNS Number:    121785997
A. The purpose of this no cost bilateral modification is to incorporate the following changes into the contract:
1. The FAR Provisions and the FAR Clause that are contained in full text in the attached (7 pages) are hereby incorporated into Contract Number HHSO100201100013C, at no additional cost to the Government.
2. The period of performance of CLIN 0005 under the contract is hereby changed from 17 June 2020 through 15 February 2021 to 17 June 2020 through 30 April 2021, at no additional cost
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MICHAEL ALRUTZ SVP & GENERAL COUNSEL			ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Michael Alrutz (Signature of person authorized to sign)		1/26/2021	/s/ Ethan J. Mueller (Signature of Contracting Officer)		1/28/2021

NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0064				PAGE OF
					2	9
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

to the Government.
3. The total amount and scope of all CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option 1/CLIN 0002 period of performance were completed as of 30 April 2015 and confirms that all activities under the Option 2/CLIN 0003 and CLIN 0004 period of performance were completed as of 20 August 2020.

B. This is a no cost bilateral modification. The total amount, scope and all other terms and conditions of Contract Number HHSO100201100013C remain unchanged.
Period of Performance: 02/16/2011 to 04/30/2021

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
    Sponsored by GSA
    FAR (48 CFR) 53.110

52.204-24 Representation Regarding Certain Telecommunications and Video Surveillance Services or Equipment.

As prescribed in 4.2105(a), insert the following provision:

Representation Regarding Certain Telecommunications and Video Surveillance Services or
Equipment (Aug 2020)

The Offeror shall not complete the representation at paragraph (d)(1) of this provision if the
Offeror has represented that it “does not provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, or other contractual instrument” in the provision at 52.204-26, Covered
Telecommunications Equipment or Services—Representation, or in paragraph (v) of the provision at 52.212-3, Offeror Representations and Certifications-Commercial Items.

(a)Definitions. As used in this provision—

Backhaul, covered telecommunications equipment or services, critical technology, interconnection arrangements, reasonable inquiry, roaming, and substantial or essential component have the meanings provided in the clause 52.204-25, Prohibition on Contracting for
Certain Telecommunications and Video Surveillance Services or Equipment.

(b)Prohibition.

(1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal
Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13,
2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system.
Nothing in the prohibition shall be construed to—

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for
Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August
13, 2020, from entering into a contract or extending or renewing a contract with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract.
Nothing in the prohibition shall be construed to—

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(c) Procedures. The Offeror shall review the list of excluded parties in the System for Award
Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services”.

(d)Representation. The Offeror represents that—

(1) It □ will, will not provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract or other contractual instrument resulting from this solicitation. The Offeror shall provide the additional disclosure information required at paragraph (e)(1) of this section if the Offeror responds “will” in paragraph (d)(1) of this section; and

(2) After conducting a reasonable inquiry, for purposes of this representation, the Offeror represents that—

It □ does, does not use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. The
Offeror shall provide the additional disclosure information required at paragraph (e)(2) of this section if the Offeror responds “does” in paragraph (d)(2) of this section.

(e)Disclosures.

(1) Disclosure for the representation in paragraph (d)(1) of this provision. If the Offeror has responded “will” in the representation in paragraph (d)(1) of this provision, the Offeror shall provide the following information as part of the offer:

(i)For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number;

and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(ii)For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(2) Disclosure for the representation in paragraph (d)(2) of this provision. If the Offeror has responded “does” in the representation in paragraph (d)(2) of this provision, the Offeror shall provide the following information as part of the offer:

(i)For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number;
and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(ii)For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the PSC of the service being provided; and
explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.
(End of provision)

52.204-25 Prohibition on Contracting for Certain Telecommunications and Video
Surveillance Services or Equipment.

As prescribed in 4.2105(b), insert the following clause:

Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or
Equipment (Aug 2020)

(a)Definitions. As used in this clause—

Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (e.g., connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (e.g., fiber optic, coaxial cable, Ethernet).

Covered foreign country means The People’s Republic of China.

Covered telecommunications equipment or services means–

(1) Telecommunications equipment produced by Huawei Technologies Company or ZTE
Corporation (or any subsidiary or affiliate of such entities);

(2) For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation,
Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any
subsidiary or affiliate of such entities);

(3) Telecommunications or video surveillance services provided by such entities or using such equipment; or

(4) Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National
Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country.

Critical technology means–

(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22,

Code of Federal Regulations;

(2) Items included on the Commerce Control List set forth in Supplement No. 1 to part
774 of the Export Administration Regulations under subchapter C of chapter VII of title 15,
Code of Federal Regulations, and controlled-

(i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology;
or

(ii)For reasons relating to regional stability or surreptitious listening;

(3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities);

(4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of
Federal Regulations (relating to export and import of nuclear equipment and material);

(5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or

(6) Emerging and foundational technologies controlled pursuant to section 1758 of the
Export Control Reform Act of 2018 (50 U.S.C. 4817).

Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered (e.g., connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources.

Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit.

Roaming means cellular communications services (e.g., voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high.

Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service.

(b)Prohibition.

(1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal

Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13,
2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system.
The Contractor is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for
Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August
13, 2020, from entering into a contract, or extending or renewing a contract, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104.
This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract.

(c)Exceptions. This clause does not prohibit contractors from providing—

(1) A service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(2) Telecommunications equipment that cannot route or redirect user data traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(d)Reporting requirement.

(1) In the event the Contractor identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, or the Contractor is notified of such by a subcontractor at any tier or by any other source, the Contractor shall report the information in paragraph (d)(2) of this clause to the Contracting Officer, unless elsewhere in this contract are established procedures for reporting the information; in the case of the Department of Defense, the
Contractor shall report to the website at https://dibnet.dod.mil. For indefinite delivery contracts, the Contractor shall report to the Contracting Officer for the indefinite delivery contract and the
Contracting Officer(s) for any affected order or, in the case of the Department of Defense, identify both the indefinite delivery contract and any affected orders in the report provided at
https://dibnet.dod.mil.

(2) The Contractor shall report the following information pursuant to paragraph (d)(1) of this clause

(i) Within one business day from the date of such identification or notification: the contract number; the order number(s), if applicable; supplier name; supplier unique entity identifier (if known); supplier Commercial and Government Entity (CAGE) code (if known);
brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended.

(ii) Within 10 business days of submitting the information in paragraph (d)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Contractor shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.

(e) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (e) and excluding paragraph (b)(2), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.

(End of clause)

52.204-26 Covered Telecommunications Equipment or Services-Representation.

As prescribed in 4.2105(c), insert the following provision:

Covered Telecommunications Equipment or Services-Representation (Dec 2019)

(a) Definitions. As used in this provision, “covered telecommunications equipment or services” has the meaning provided in the clause 52.204-25, Prohibition on Contracting for
Certain Telecommunications and Video Surveillance Services or Equipment.

(b) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services”.

(c) Representation. The Offeror represents that it □ does, does not provide covered telecommunications equipment or services as a part of its offered products or services to the
Government in the performance of any contract, subcontract, or other contractual instrument.

(End of provision)